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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 1999

                             DOWNEY FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)





                 DELAWARE                                 33-0633413
     (State or other jurisdiction of               (I.R.S. employer
      incorporation or organization)                identification number)

                         COMMISSION FILE NUMBER: 1-13578

                               3501 JAMBOREE ROAD
                         NEWPORT BEACH, CALIFORNIA 92660
              (Address of principal executive offices and zip code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949)854-0300


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ITEM 5.   OTHER EVENTS.

          See attached Press Release dated July 14, 1999.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits
          --------
          99.1 Press Release dated July 14, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DOWNEY FINANCIAL CORP.
                                                  (Registrant)



Date:  July 14, 1999                     By  /s/   Daniel D. Rosenthal
                                             ---------------------------------
                                                   Daniel D. Rosenthal
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

          99.1 Press Release dated July 14, 1999.




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